SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

11.     SUBSEQUENT EVENTS

On November 3, 2021, the Company completed its initial public offering (“IPO”) in which the Company issued and sold 6,900,000 shares, which included 900,000 shares that were offered and sold pursuant to the full exercise of the underwriters’ over-allotment option, of common stock at a public offering price of $13.00 per share. The Company’s aggregate gross proceeds from the sale of shares in the IPO was $89,700 before underwriter discounts and commissions, fees and expenses of $11,397, of which $2,250 was paid to Kanders & Company, Inc., a company controlled by Warren Kanders, our Chief Executive Officer.

On November 9, 2021 the Company utilized proceeds received in connection with the IPO and repaid $38,937 and $20,500, respectively, that were outstanding under our existing Term Loan and Revolving Loan under the New Credit Agreement.

On November 11, 2021, the Company announced that its Board of Directors approved the initiation of a quarterly cash dividend policy of $0.08 per share of the Company’s common stock or $0.32 per share on an annualized basis. The Company’s first dividend payment will be made on December 7, 2021 to shareholders of record as of the close of business on November 22, 2021.

In connection with the completion of IPO, the Company granted restricted stock awards to certain employees, including the Company’s Chief Executive Officer, President and Chief Financial Officer, comprised of an aggregate of 2,600,000 restricted shares of common stock (the “Restricted Stock Awards”) pursuant to terms of their respective employment agreements with the Company. The Restricted Stock Awards contain market-based performance conditions and have a grant date fair value of $4.65, which is expected to be recognized as compensation expense over a weighted average period of 5.67 years.

20.    SUBSEQUENT EVENTS

Management has evaluated the impact of events that have occurred from December 31, 2020 through May 7, 2021, the date these financial statements were available to be issued. Based on this evaluation, except for the following, the Company has determined no other events were required to be recognized or disclosed:

The Company maintains a cash-based executive compensation plan for certain employees. The Company’s Board of Directors awarded 1,433,500 (split-adjusted) interests in the plan (“units”). Each unit represents an unfunded and unsecured right, subject to certain conditions as set forth by the plan. One-third of the units granted to any holder will vest on each of the first, second, and third anniversaries of March 18, 2021 during the term of such holder’s employment with the Company. Payment of a holder’s vested balance is dependent upon a transaction or series of related transactions constituting a change of control, as defined by the executive compensation plan. The plan will expire on March 18, 2025, at which time the plan and all awarded units will be terminated for no consideration if a change in control event has not occurred before that date. If a change in control event becomes probable, the fair value of the awards would be calculated as follows: enterprise value of the Company (net of debt) divided by the sum of the fully diluted common shares outstanding and vested units immediately before the change in control event is deemed probable multiplied by the number of vested units. Compensation expense would be recognized on the vested units at that time. Awards not yet vested at the time of a change in control event will terminate, however, the Company, at its sole discretion, may choose to accelerate the vesting of all unvested units upon a change in control event.